Liquidity	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Liquidity and Going Concern [Abstract]
Substantial Doubt about Going Concern [Text Block]
2. Liquidity
Prior to December 21, 2021, the UAM Business was part of EmbraerX, an independent department within ERJ, and certain funds to conduct its research and development (“R&D”) operations were provided by ERJ. Eve has not generated any revenues and does not anticipate generating any revenues unless and until it successfully completes research and development for the eVTOL and UATM projects, or any future product candidate. On May 9, 2022, Eve has concluded the transaction with Zanite as per the Business Combination Agreement and as a result received more than $300 million in cash which will provide sufficient capital to support the ongoing operations of Eve. Therefore, the agreement between Eve and ERJ by which ERJ guaranteed to fund Eve for the next 12 months is no longer effective.

2.	Liquidity and Going Concern
The UAM Business is part of EmbraerX, an independent department within ERJ, and certain funds to conduct its research and development (“R&D”) operations are provided by ERJ. The UAM Business has not generated any revenues and does not anticipate generating any revenues unless and until it successfully completes research and development for the eVTOL and UATM projects, or any future product candidate. Since the UAM Business does not have enough cash on hand to complete its development and has no credit facilities, the UAM Business is dependent upon ERJ to provide services (such as R&D activities, legal, accounting, finance, human resources, information technology, etc.) and funding to support the operations of the UAM Business until the proposed transaction (discussed further in Note 13) is completed, which is intended to provide sufficient capital to support the ongoing operations of the UAM Business. In the interest of funding and supporting the UAM Business, ERJ has an agreement with the Company that enables the Company to meet its obligations as they come due for the next 12 months from the date of the issuance of these combined financial statements, or until the consummation of the proposed transaction described in Note 1.
If the UAM Business is unable to raise sufficient capital when needed or events or circumstances occur such that the UAM Business does not meet its strategic plans, the UAM Business will be required to reduce certain discretionary spending, alter or scale back aircraft development programs, be unable to develop new or enhanced production methods, or be unable to fund capital expenditures, which would have a material adverse effect on the UAM Business’s financial position, results of operations, cash flows, and ability to achieve its intended business objectives.

The accompanying combined financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The combined financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts except for the deferred tax assets presented in Note 11, or the amounts and classification of liabilities that might result from the outcome of this uncertainty (i.e. going concern). The UAM Business anticipates incurring additional losses until such time, if ever, it can obtain regulatory approval to sell, and then generate significant sales from a product.